Important Notice Regarding Change in Investment Policy

THE SELECT SECTOR SPDR® TRUST

The Consumer Discretionary Select Sector SPDR® Fund

The Consumer Staples Select Sector SPDR® Fund

The Energy Select Sector SPDR® Fund

The Financial Select Sector SPDR® Fund

The Health Care Select Sector SPDR® Fund

The Industrial Select Sector SPDR® Fund

The Materials Select Sector SPDR® Fund

The Real Estate Select Sector SPDR® Fund

The Technology Select Sector SPDR® Fund

The Utilities Select Sector SPDR® Fund

(the “Select Sector SPDR Funds”)

Supplement dated May 1, 2017 to the Statement of Additional Information (“SAI”)

dated January 31, 2017

Certain aspects of the policy regarding the lending of portfolio securities of the Select Sector SPDR Funds have been updated.

Accordingly, effective immediately, the sub-section on page 7 of the SAI entitled “LENDING PORTFOLIO SECURITIES”, within section entitled “INVESTMENT POLICIES” is hereby deleted in its entirety and replaced with the following:

LENDING PORTFOLIO SECURITIES

Each Select Sector SPDR Fund may lend portfolio securities to certain creditworthy borrowers in an amount not to exceed forty percent (40%) of the value of its net assets. For these purposes, net assets shall include the value of all assets, excluding assets received as collateral for the loan. The borrowers provide collateral that is marked to market daily, in an amount at least equal to 102% of the current market value of the securities loaned. A Select Sector SPDR Fund may terminate a loan at any time and obtain the securities loaned. A Select Sector SPDR Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. In the securities lending program, the borrower generally has the right to vote the loaned securities; however, a Fund may call a loan to vote proxies, for example, if a material issue affecting the investment is to be voted upon. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. A Select Sector SPDR Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Select Sector SPDR Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Select Sector SPDR Fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser.

A Select Sector SPDR Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board who administer the lending program for the Select Sector SPDR Funds in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from a Select Sector SPDR Fund to borrowers, arranges for the return of loaned securities to the Select Sector SPDR Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program. State Street Bank and Trust Company (“State Street”), an affiliate of the Trust, has been approved by the Board to serve as a securities lending agent for each Select Sector SPDR Fund and the Trust has entered into an agreement with State Street for such services. Among other matters, the Trust has agreed to indemnify State Street for certain liabilities. State Street has received an order of exemption from the SEC under Sections 17(a) and 12(d)(1) under the 1940 Act to serve as the lending agent for affiliated investment companies such as the Trust and to invest the cash collateral received from loan transactions to be invested in an affiliated cash collateral fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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